UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

TAO MINERALS LTD.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-12356

(Commission File Number)

20-1682702

(IRS Employer Identification No.)

Officina 618, Empresarial Mall Ventura, Cra.32 #1B Sur 51, Medellin, Colombia

(Address of principal executive offices and Zip Code)

305-726-0602

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2006 we entered into an amending agreement (the “Agreement”), which Agreement amended certain terms of an assignment agreement (the “Assignment Agreement”) dated February 28, 2006, between our company and Primecap Resources Inc. of Nevada, as amended by an amending agreement dated March 15, 2006.

The Agreement amends the total consideration that our company is to pay to Primecap Resources Inc. to:

$100,000 on or before July 1, 2006, and $100,000 on or before July 1, 2007. In all other respects, the terms and conditions of the Assignment Agreement, as amended, will continue in full force and effect.

Item 9.01.	Financial Statements and Exhibits.
10.1	Amending Agreement dated June 30, 2006 between Tao Minerals Ltd. and Primecap Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAO MINERALS LTD.

  /s/ Gordon Samson

By: Gordon Samson

Director

Date: July 14, 2006